1. Business, Going Concern, Liquidity and Summary of Significant Accounting Policies: Accounts Receivable - Trade and Harmonized Sales Tax: Schedule of Accounts, Notes, Loans and Financing Receivable (Details) - USD ($)
	Mar. 31, 2017	Mar. 31, 2016
Allowance for Doubtful Accounts Receivable Current and Sales Tax	$ (47,035)	$ (77,917)
Accounts Receivable, Net, Current	1,020,091	660,637
Trade Accounts Receivable
Accounts Receivable, Gross, Current	865,018	$ 738,554
Harmonized Sales Tax
Accounts Receivable, Gross, Current	$ 202,107